Exhibit 10.3

SECURITY AGREEMENT

dated as of

November 21, 2017

among

THE GRANTORS IDENTIFIED HEREIN

and

GOLDMAN SACHS BANK USA

as Collateral Agent

ARTICLE I
Definitions

SECTION 1.01	Credit Agreement	1
SECTION 1.02	Other Defined Terms	1

ARTICLE II
Pledge of Securities

SECTION 2.01	Pledge	4
SECTION 2.02	Delivery of the Pledged Securities	5
SECTION 2.03	Representations, Warranties and Covenants	5
SECTION 2.04	Article 8 Opt-In	7
SECTION 2.05	Registration in Nominee Name; Denominations	7
SECTION 2.06	Voting Rights; Dividends and Interest	8

ARTICLE III
Security Interests in Personal Property

SECTION 3.01	Security Interest	10
SECTION 3.02	Representations and Warranties	12
SECTION 3.03	Covenants	13

ARTICLE IV
Remedies

SECTION 4.01	Remedies Upon Default	15
SECTION 4.02	Application of Proceeds	16
SECTION 4.03	Grant of License to Use Intellectual Property	17

ARTICLE V
Subordination

SECTION 5.01	Subordination	18

ARTICLE VI
Miscellaneous

SECTION 6.01	Notices	18
SECTION 6.02	Waivers; Amendment	18
SECTION 6.03	Collateral Agent’s Fees and Expenses; Indemnification	19
SECTION 6.04	Successors and Assigns	19
SECTION 6.05	Survival of Agreement	19
SECTION 6.06	Counterparts; Effectiveness; Several Agreement	19
SECTION 6.07	Severability	20
SECTION 6.08	Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process	20

-i-

Schedules

Schedule I	Subsidiary Parties
Schedule II	Pledged Equity and Pledged Debt

Exhibits

Exhibit I	Form of Security Agreement Supplement
Exhibit II	Form of Perfection Certificate
Exhibit III	Form of Patent Security Agreement
Exhibit IV	Form of Trademark Security Agreement
Exhibit V	Form of Copyright Security Agreement

-ii-

This SECURITY AGREEMENT, dated as of November 21, 2017 (as amended, restated, amended and restated, supplemented and otherwise modified from time to time, this “Agreement”), is entered into by and among the Grantors (as defined below) and Goldman Sachs Bank USA, as Collateral Agent for the Secured Parties (in such capacities and together with its successors and permitted assigns in such capacities, the “Collateral Agent”).

Reference is made to the Credit Agreement, dated as of November 21, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Vail Holdco Sub LLC, a Delaware limited liability company (“Holdings”), Avantor, Inc., a Delaware corporation (the “Borrower”), the other Guarantors party thereto from time to time, Goldman Sachs Bank USA, as Collateral Agent, Administrative Agent, Swing Line Lender and an L/C Issuer and each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”). The Lenders and the L/C Issuers have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantors may receive, directly or indirectly, a portion of the proceeds of the Loans under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated thereby. The obligations of the Lenders and the L/C Issuers to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Parties (as defined below) (i) are affiliates of the Borrower, (ii) will derive substantial benefit from the extension of credit to the Borrower pursuant to the Credit Agreement and (iii) are willing to execute and deliver this Agreement in order to induce the Lenders and the L/C Issuers to extend such credit:

ARTICLE I

Definitions

SECTION 1.01 Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the UCC (as defined herein) and not defined in this Agreement or in the Credit Agreement have the meanings specified therein.

(b) The rules of construction specified in Article I (including Sections 1.02 through Section 1.13) of the Credit Agreement also apply to this Agreement.

SECTION 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the UCC.

“Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Borrower” has the meaning assigned to such term in the preliminary statements of this Agreement.

“Collateral Agent” has the meaning assigned to such term in the preliminary statements of this Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Commercial Tort Claims” has the meaning specified in Article 9 of the UCC.

“Copyright Licenses” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following, including those now owned or hereafter owned or acquired by any Grantor: (a) all copyright rights in any work subject to copyright Laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyrights, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Grantor” means Holdings, the Borrower, each other Guarantor that is a party hereto, and each Guarantor that becomes a party to this Agreement after the Closing Date.

“Holdings” has the meaning assigned to such term in the preliminary statements of this Agreement.

“Intellectual Property” means all intellectual property of every kind and nature now owned or hereafter owned or acquired by any Grantor, including Patents, Copyrights, Trademarks, Licenses, trade secrets, the intellectual property rights in software and databases and related documentation and all renewals and extensions, rights to sue or otherwise recover for infringements or other violations of the foregoing, and all rights corresponding thereto throughout the world.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits III, IV and V, respectively.

“Lenders” has the meaning assigned to such term in the preliminary statements of this Agreement and, includes an L/C Issuer and the Swing Line Lender, and their respective successors and assigns as permitted under the Credit Agreement, each of which is referred to herein as a “Lender.”

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder or with respect thereto including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof; provided that Licenses shall not include any Excluded Assets.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention or design on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention or design on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following, including those now owned or hereafter owned or acquired by any Grantor: (a) all patents, all registrations and recordings thereof, and all applications for patents of the United States, including registrations, recordings and pending applications in the USPTO; and (b) all reissues, reexaminations, continuations, divisionals, continuations-in-part, renewals, improvements or extensions thereof, and the inventions or designs disclosed or claimed therein, including the right to make, use and/or sell the inventions or designs disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of each of the Grantors.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01(ii).

“Pledged Equity” has the meaning assigned to such term in Section 2.01(i).

“Pledged Securities” means the Pledged Equity and Pledged Debt.

“Proceeds” shall mean all “proceeds” as such term is defined in the UCC.

“Registered Intellectual Property Collateral” means the Collateral consisting of United States issued Patents, United States registered Trademarks and United States registered Copyrights together with, in the case of Patents and Trademarks, all pending applications therefor, and all exclusive Copyright Licenses.

“Securities Account” has the meaning specified in Article 9 of the UCC.

“Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Subsidiary Parties” means (a) the Restricted Subsidiaries identified on Schedule I and (b) each other Restricted Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Closing Date.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following, including those now owned or hereafter owned or acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names and other source or business identifiers and all registrations and applications filed in connection therewith, including registrations and applications in the USPTO or any similar offices in any State of the United States or any political subdivision thereof or any other country, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor; and (b) all goodwill connected with the use of and symbolized thereby; provided that “Trademarks” shall not include any Excluded Assets.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

ARTICLE II

Pledge of Securities

SECTION 2.01 Pledge. Each Grantor, as security for the payment and performance in full of the Secured Obligations of such Grantor (including, if such Grantor is a Guarantor, the Secured Obligations of such Grantor arising under the Guaranty), hereby pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest:

(i) all Equity Interests held by it, including without limitation, the Equity Interests which are listed on Schedule II, and any other Equity Interests obtained in the future by such Grantor and the certificates (if any) representing all such Equity Interests (the “Pledged Equity”); provided that the Pledged Equity shall not include Excluded Assets;

(ii) (A) any Intercompany Note and all indebtedness, debt securities and instruments owned by it, including, without limitation, the debt securities and instruments having an individual principal amount in excess of $10,000,000 which are listed opposite the name of such Grantor on Schedule II, (B) any indebtedness, debt securities and instruments (including without limitation, the debt securities and instruments having an individual principal amount in excess of $10,000,000) obtained in the future by such Grantor and (c) the promissory notes and other instruments evidencing all such debt securities (the “Pledged Debt”);

(iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01 or Section 2.02;

(iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above;

(v) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and

(vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the “Pledged Collateral”); provided, however, that neither “Pledged Collateral” nor any defined term used therein shall include any Excluded Assets.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02 Delivery of the Pledged Securities.

(a) As of the Closing Date, each Grantor has delivered or caused to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all certificates (if any) representing Pledged Equity constituting certificated securities and, to the extent required to be delivered pursuant to Section 2.02(b) below, any and all Pledged Debt evidenced by a promissory note or other instrument. Each Grantor agrees promptly (and in any event, within ten (10) Business Days after receipt by such Grantor or such longer period as the Collateral Agent may agree) to deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all certificates (if any) representing Pledged Equity acquired after the Closing Date and, to the extent required to be delivered pursuant to Section 2.02(b) below, any and all Pledged Debt acquired after the Closing Date that is evidenced by a promissory note or other instrument.

(b) Each Grantor will cause any Pledged Debt owed to such Grantor by any Person that is evidenced by a duly executed promissory note or other instrument having an individual principal amount in excess of $10,000,000 to be delivered to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Collateral Agent, any Pledged Securities shall be accompanied by stock or security powers, endorsements or allonges duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent (other than instruments or documents requiring actions in any non-U.S. jurisdiction related to Equity Interests of Foreign Subsidiaries). Each delivery of Pledged Securities shall be accompanied by a schedule describing the Pledged Securities, which schedule shall be deemed to supplement Schedule II and made a part hereof; provided that failure to supplement Schedule II shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03 Representations, Warranties and Covenants. Each Grantor represents, warrants and covenants to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule II sets forth a true and complete list, with respect to each Grantor, of (i) all the Equity Interests owned by such Grantor in any Subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity owned by such Grantor and (ii) all the Pledged Debt having an individual principal amount in excess of $10,000,000 that is owned by such Grantor;

(b) to the knowledge of such Grantor (unless such Pledged Equity or Pledged Debt has been issued by Holdings, any Borrower or any Restricted Subsidiary, in which case this representation and warranty shall not be qualified by knowledge), the Pledged Equity and Pledged Debt listed on Schedule II have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, are fully paid and non-assessable (if applicable) and (ii) in the case of Pledged Debt, are legal, valid and binding obligations of the issuers thereof (subject, in each case, to the Enforcement Qualifications);

(c) except for the Security Interests granted hereunder, such Grantor (i) is the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens, other than Permitted Liens, and (iii) if requested by the Collateral Agent, will take commercially reasonable actions necessary to defend its title or interest thereto or therein against any and all Liens (other than the Permitted Liens), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations (i) imposed or permitted by the Loan Documents, Contractual Obligations permitted pursuant to Section 7.09 of the Credit Agreement, or securities laws generally, (ii) in the case of Pledged Equity of Persons that are not Subsidiaries, transfer restrictions that exist at the time of acquisition of Equity Interests in such Persons (but not entered into in contemplation thereof), and (iii) except as described in the Perfection Certificate, the Pledged Collateral is freely transferable and assignable, and none of the Pledged Collateral is subject to any option, right of first refusal, shareholders agreement, charter or bylaw provisions or contractual restriction of any nature that could reasonably be expected to prohibit, impair, delay or otherwise affect, in each case, in any manner material and adverse to the Secured Parties, the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) the execution and performance by the Grantors of this Agreement are within each Grantor’s corporate, limited partnership or limited liability company powers and have been duly authorized by all necessary corporate action or other organizational action;

(f) no material consent or approval of any Governmental Authority under applicable U.S. law is necessary to ensure the validity of the pledge effected hereby, except for (i) approvals, consents, exemptions, authorizations, or other actions by, or notices to, or filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties (or release existing Liens), (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement) and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, in each case the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect;

(g) by virtue of the execution and delivery by each Grantor of this Agreement, and delivery of the Pledged Equity to, and continued possession of the Pledged Equity by, the Collateral Agent in the State of New York, the Collateral Agent (for the benefit of the Secured Parties) has a legal, valid and perfected first-priority lien upon and security interest in such Pledged Equity as security for the payment and performance of the Secured Obligations to the extent such perfection is governed by the UCC, subject only to Permitted Liens and the Enforcement Qualifications;

(h) by virtue of (i) the filing of UCC financing statements or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in the applicable filing office, in each case, as required by the Collateral and Guarantee Requirement and Section 6.11 of the Credit Agreement and (ii) delivery of promissory notes or other instruments evidencing the Pledged Debt to, and continued possession of the promissory notes or other instruments evidencing Pledged Debt by, the Collateral Agent in the State of New York, the Collateral Agent (for the benefit of the Secured Parties) has a legal, valid and perfected security interest in respect of all Collateral in which the Security Interest in the Pledged

Debt may be perfected by filing or recording in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC or by possession of the promissory notes or other instruments evidencing Pledged Debt (subject, in each case, to the Enforcement Qualifications); and

(i) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights set forth herein of the Collateral Agent in the Pledged Collateral.

Subject to the terms of this Agreement, each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and the Collateral Agent having given the Borrower prior written notice of the intent to exercise such rights, it will comply with instructions of the Collateral Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Equity Interests.

Notwithstanding anything to the contrary in this Agreement, to the extent any provision of this Agreement or the Credit Agreement excludes any assets from the scope of the Pledged Collateral, or from any requirement to take any action to perfect any security interest in favor of the Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral, the representations, warranties and covenants made by any relevant Grantor in this Agreement with respect to the creation, perfection or priority (as applicable) of the security interest granted in favor of the Collateral Agent for the benefit of the Secured Parties (including, without limitation, this Section 2.03) shall be deemed not to apply to such excluded assets.

SECTION 2.04 Article 8 Opt-In. No Grantor shall take any action to cause any membership interest, partnership interest, or other equity interest of any limited liability company or limited partnership owned or controlled by any Grantor comprising Collateral to be or become a “security” within the meaning of, or to be governed by Article 8 of the UCC as in effect under the laws of any state having jurisdiction and shall not cause or permit any such limited liability company or limited partnership to “opt in” or to take any other action seeking to establish any membership interest, partnership interest or other equity interest of such limited liability company or limited partnership comprising the Collateral as a “security” or to become a certificated security, in each case, without delivering all certificates evidencing such interest to the Collateral Agent in accordance with and as required by Section 2.02 or, in the case of any uncertificated security, without taking such steps, to the extent requested by the Collateral Agent, to provide the Collateral Agent with control (as defined in Article 8-106 of the UCC) of any such security.

SECTION 2.05 Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the Borrower prior written notice of its intent to exercise such rights, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right to hold the Pledged Equity in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent and each Grantor will promptly give to the Collateral Agent copies of any written notices or other written communications received by it with respect to Pledged Equity registered in the name of such Grantor and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Equity for certificates of smaller or larger denominations for any purpose consistent with this Agreement, to the extent permitted by the documentation governing such Pledged Securities.

SECTION 2.06 Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have provided prior written notice to the Borrower that the rights of the Grantor under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose that does not violate the Credit Agreement or other Loan Documents.

(ii) The Collateral Agent shall promptly (after reasonable advance notice) execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to clause (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall be promptly (and in any event within ten (10) Business Days or such longer time as the Collateral Agent may agree) delivered to the Collateral Agent in the same form as so received (with any endorsement reasonably requested by the Collateral Agent) to the extent required by Section 2.02. So long as no Event of Default has occurred and is continuing, the Collateral Agent shall promptly deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities permitted by the Credit Agreement in accordance with this Section 2.06(a)(iii).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the Grantors’ rights under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be promptly delivered to the Collateral Agent upon demand in the same form as so received (with any endorsement reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived, the Collateral Agent shall at the Grantor’s request promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise have been permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have provided the Borrower with notice of the suspension of its rights under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06 shall be reinstated.

(d) In order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, each Grantor hereby grants to the Collateral Agent an irrevocable proxy to vote all or any part of the Pledged Collateral held by such Grantor and to exercise all other rights, powers, privileges and remedies to which a holder of such Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall only be effective during each period of time that an Event of Default has occurred and is continuing and the Collateral Agent has provided prior written notice to the Borrower that the Collateral Agent is exercising its rights under such proxy; provided that during such time, such proxy shall be effective automatically and without the necessity of any action other than the written notice described above (including any transfer of such Pledged Collateral on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Collateral or any officer or agent thereof). Each Grantor acknowledges and agrees that the irrevocable proxy granted to the Collateral Agent by such Grantor pursuant to the preceding sentence with respect to the Pledged Collateral held by such Grantor is irrevocable and is coupled with an interest and shall be exercisable by the Collateral Agent only during each period of time that an Event of Default has occurred and is continuing and the Collateral Agent has provided prior written notice to the Borrower that the Collateral Agent is exercising its rights under such proxy. Each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request, but in any event solely after an Event of Default has occurred and is continuing, and after having provided required notice to the Borrower of its desire to exercise its rights hereunder, and each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.13 herein in accordance with the terms thereof.

(e) In the case of each Grantor which is an issuer of Pledged Collateral, such Grantor agrees to comply with instructions originated by the Collateral Agent with respect to such Pledged Collateral after the occurrence and during the continuance of an Event of Default without further consent by the registered owner of such Pledged Collateral.

(f) Any notice given by the Collateral Agent to the Borrower under Section 2.05 or Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01 Security Interest.

(a) Each Grantor, as security for the payment and performance in full of the Secured Obligations of such Grantor (including, if such Grantor is a Guarantor, the Secured Obligations of such Grantor arising under the Guaranty), hereby pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Deposit Accounts and Securities Accounts;

(iv) all Letter of Credit Rights;

(v) all Documents;

(vi) all Equipment;

(vii) all General Intangibles;

(viii) all Goods and Fixtures;

(ix) all Instruments;

(x) all Inventory;

(xi) all Investment Property;

(xii) all books and records pertaining to the Article 9 Collateral;

(xiii) all Intellectual Property;

(xiv) all Commercial Tort Claims listed on Schedule 12 to the Perfection Certificate and any supplement or notice delivered pursuant to Section 3.03(f);

(xv) all money, cash and Cash Equivalents; and

(xvi) to the extent not otherwise included, all Proceeds, products, accessions, rents and profits of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, notwithstanding anything to the contrary in this Agreement, (i) this Agreement shall not constitute a grant of a security interest in any Excluded Assets and (ii) the Article 9 Collateral (nor any defined term therein) shall not include any Excluded Assets.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements with respect to the Collateral or any part thereof and amendments thereto and continuations thereof that (i) indicate the Collateral as “all assets of the debtor, whether now existing or hereafter arising” or words of similar effect as being of an equal or lesser scope or with greater detail and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon any reasonable request.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral; provided that the foregoing will not limit or otherwise affect the obligations and liabilities of the Grantors to the extent set forth herein and in the other Loan Documents.

(d) In the case of any Registered Intellectual Property Collateral, each Grantor shall execute and deliver to the Administrative Agent Intellectual Property Security Agreements covering all such Registered Intellectual Property Collateral on or prior to the Closing Date.

(e) Upon written notice to the applicable Grantor, the Collateral Agent is authorized to file with the USPTO or the USCO (or any successor office) such Intellectual Property Security Agreements (or supplements thereto) and such other documents as may be necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in Registered Intellectual Property Collateral of each Grantor in which a security interest has been granted by such Grantor and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(f) Notwithstanding anything to the contrary in the Loan Documents, none of the Grantors shall be required, nor is the Collateral Agent authorized, (i) to perfect the Security Interests granted by this Agreement (including Security Interests in Investment Property and Fixtures) by any means other than by (A) filings pursuant to the UCC in the office of the secretary of state (or similar central filing office) of the relevant State(s), and filings in the applicable real estate records with respect to any fixtures relating to Mortgaged Property to the extent required by the Collateral and Guarantee Requirement, (B) filings in the USPTO or the USCO (or any successor office) with respect to Registered Intellectual Property Collateral as expressly required herein, (C) delivery to the Collateral Agent to be held in its possession of all Collateral consisting of certificated Pledged Collateral as expressly required elsewhere herein or (D) other methods expressly provided herein, (ii) other than with respect to any Cash Collateral Account (to the extent required by the Collateral Agent), to enter into any deposit account control agreement, Securities Account control agreement or any other control agreement with respect to any deposit account, Securities Account or any other Collateral that requires perfection by “control,” (iii) to take any action in any non-U.S. jurisdiction in order to create, perfect or record any security interests in any assets located or titled outside of the U.S. including any Intellectual Property registered in any non

U.S. jurisdiction (it being understood that no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction shall be required), (iv) to perfect in any assets subject to a certificate of title statute or (v) to deliver any Equity Interests or promissory notes or other instruments evidencing Indebtedness owed to any Grantor except as expressly provided in Section 2.02.

SECTION 3.02 Representations and Warranties. Each Grantor represents and warrants to the Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title (except as otherwise permitted by the Loan Documents) to (or, with respect to Intellectual Property, good and valid rights in and title to or a license or other right to use) the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full organizational power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any Person other than (i) any consent or approval that has been obtained or (ii) any consent or approval the lack thereof could not reasonably be expected to cause a Material Adverse Effect.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects (except for the information therein with respect to the exact legal name of each Grantor, which is correct and complete in all respects) as of the Closing Date. The UCC financing statements or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in the applicable filing office (or specified by notice from the Borrower to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of Registered Intellectual Property Collateral), in each case, as required by the Collateral and Guarantee Requirement and Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral in which, and to the extent that, the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC; provided, however, that additional filings may be necessary in the USPTO and USCO to perfect the Security Interest in any Registered Intellectual Property Collateral acquired, owned, filed or developed by or on behalf of any Grantor after the Closing Date.

(c) Each Grantor represents and warrants that Intellectual Property Security Agreements containing a description of all Article 9 Collateral consisting of Registered Intellectual Property Collateral (other than, in each case, any Excluded Assets) owned by, or exclusive Copyright Licenses granted to, such Grantor on the Closing Date, have been delivered as of or prior to the date hereof to the Collateral Agent for recording with the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Registered Intellectual Property Collateral owned by, or exclusive Copyright Licenses granted to, such Grantor on the Closing Date to the extent required by this Agreement or the Credit Agreement. To the extent a security interest may be perfected by filing, recording or registration with the USPTO or the USCO, then no further or subsequent filing, re-filing, recording, rerecording, registration or reregistration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Registered Intellectual Property Collateral acquired or owned by any Grantor after the date hereof and (ii) the UCC financing and continuation statements contemplated in Section 3.02(b)).

(d) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations and (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by such filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Permitted Liens.

(e) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement under the UCC except with respect to Permitted Liens, (ii) (A) any assignment in which any Grantor assigns any Article 9 Collateral or (B) any security agreement or similar instrument covering any Article 9 Collateral, in each case, with the USPTO or the USCO or (iii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens and assignments expressly permitted by the Credit Agreement.

SECTION 3.03 Covenants.

(a) The Borrower agrees to promptly, but at any event within sixty (60) days (or such longer period as the Collateral Agent may agree in its reasonable discretion), notify the Collateral Agent in writing of (x) any change in (i) the legal name of any Grantor, (ii) the identity or type of organization or corporate structure of any Grantor, (iii) the jurisdiction of organization of any Grantor, (iv) the chief executive office of any Grantor or (v) the organizational identification number of such Grantor (to the extent such information is necessary to maintain perfection of the Security Interest), if any and (y) on each date on which a Compliance Certificate is delivered to the Collateral Agent pursuant to Section 6.02(a) of the Credit Agreement, any new location where any Inventory or Equipment (other than (x) mobile goods, (y) Inventory or Equipment in transit or out for repair or refurbishment and (z) Inventory and Equipment in the possession of employees or customers of the Grantors in the ordinary course of business) in excess of $5,000,000 (per location) are kept.

(b) Subject to Section 3.01(f) and Section 3.03(e)(iii), each Grantor shall, at its own expense, upon the reasonable request of the Collateral Agent, take any and all commercially reasonable actions necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.01 of the Credit Agreement; provided that nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is permitted by the Credit Agreement.

(c) Subject to Section 3.01(f), each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. Notwithstanding the foregoing, nothing in this Agreement or in any other Loan Document shall require any Grantor to make any filings or take any other actions in any jurisdiction outside of the United States to record or perfect the Collateral Agent’s security interest in any Intellectual Property of any Grantor.

(d) At its option solely after the occurrence and during the continuance of an Event of Default, upon five (5) Business Days’ prior written notice to the Grantors, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral that are not Permitted Liens, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or any other Loan Document and within a reasonable period of time after the Collateral Agent has required that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent pursuant to the terms of the Credit Agreement; provided, however, the Grantors shall not be obligated to reimburse the Collateral Agent with respect to any Intellectual Property that any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain as permitted by Section 3.03(e). Nothing in this paragraph (d) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(e) Intellectual Property Covenants.

(i) Each Grantor agrees to (A) take, at its expense, all reasonable steps, including in the USPTO and the USCO, to pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application now or hereafter included in the Collateral owned by such Grantor that are not Excluded Assets, (B) take all reasonable steps to prevent any of the Intellectual Property included in the Collateral owned by such Grantor from lapsing, being terminated, or becoming invalid or unenforceable or placed in the public domain (or in the case of a trade secret, become publicly known) and (C) take all reasonable steps to preserve and protect each item of its Intellectual Property owned by such Grantor, including, without limitation, taking reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to standards of quality, in each case of (A), (B) and (C) above, (x) other than with respect to Registered Intellectual Property Collateral which is no longer used by or useful in the applicable Grantor’s business operations or (y) except where the failure to do so would not, as deemed by the applicable Grantor in its reasonable business judgment, be expected to have a Material Adverse Effect.

(ii) On each date on which a Compliance Certificate is delivered to the Administrative Agent pursuant to Section 6.02(a) of the Credit Agreement, the Borrower shall provide a list of any Registered Intellectual Property Collateral not subject to the filings required under Section 3.02(c), together with supplemental Intellectual Property Security Agreements substaintially in the form of Exhibits III, IV and V hereto covering all such Registered Intellectual Property Collateral.

(iii) Notwithstanding any other provision of this Agreement, nothing in this Agreement or any other Loan Document prevents or shall be deemed to prevent any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Intellectual Property to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such disposition of, discontinuance, failure to pursue, or other allowance to lapse, termination, or placement in the public domain is desirable in the conduct of its business.

(f) If any Grantor shall at any time hold or acquire a Commercial Tort Claim, such Grantor shall promptly (and in any event within 30 days) deliver a supplement to Schedule 12 of the Perfection Certificate to the Collateral Agent or notify the Collateral Agent in writing signed by such Grantor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent. The requirement in the preceding sentence shall not apply to the extent that the amount of such Commercial Tort Claim does not exceed $1,000,000.

(g) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

ARTICLE IV

Remedies

SECTION 4.01 Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Secured Obligations, under the UCC or other applicable Law or in equity, and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent, promptly assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased (it being acknowledged and agreed that the Grantors are not required to obtain any waiver or consent from any owner of such leased premises in connection with such occupancy or attempted occupancy) by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under Law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with reasonable prior written notice thereof prior to such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall, to the extent required by applicable law or otherwise required hereunder, provide the applicable Grantor with reasonable written notice thereof prior to such exercise; and (iv) subject to the mandatory requirements of applicable Law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities permitted by the immediately preceding sentence to restrict (if it deems it advisable to do so) the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale of Collateral permitted by this Section 4.01 shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by Law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any Law now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors ten (10) days’ written notice (which each Grantor agrees is (A) commercially reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions and (B) reasonable for purposes of this Section 4.01) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at Law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

SECTION 4.02 Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with Section 8.03 of the Credit Agreement.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

The Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations; provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Agent pursuant to this Section 4.02 shall be final (absent manifest error).

SECTION 4.03 Grant of License to Use Intellectual Property. For the exclusive purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at and during the continuance of such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies upon the occurrence and at any time during the continuance of an Event of Default, each Grantor hereby grants to the Collateral Agent a nonexclusive, royalty-free, limited license (until the termination or cure of the Event of Default) to use, license or sublicense (to the extent permitted by the terms of such licenses and sublicenses) any of the Intellectual Property rights now owned or hereafter acquired by such Grantor, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software used for the compilation or printout thereof; provided, however, that all of the foregoing rights of the Collateral Agent to use such licenses, sublicenses and other rights, and (to the extent permitted by the terms of such licenses and sublicenses) all licenses and sublicenses granted thereunder, shall expire immediately upon the termination or cure of all Events of Default (together with the Borrower’s written notice to the Collateral Agent of such termination or cure) and shall be exercised by the Collateral Agent solely in connection with the Collateral Agent’s exercise of remedies pursuant to Section 4.01 (it being understood that the Collateral Agent may re-exercise the rights granted hereunder in the event of subsequent Events of Default), and nothing in this Section 4.03 shall require Grantors to grant any license or sublicense that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted with respect to such Intellectual Property; provided, further, that any such license or sublicense and any such license or sublicense granted by the Collateral Agent to a third party shall include reasonable and customary terms and conditions necessary to preserve the existence, validity, enforceability and value of the affected Intellectual Property, including provisions requiring the continuing confidential handling of trade secrets, and quality control and provisions with regard to Trademarks (it being understood that such terms used by such Grantor in its agreements concerning Intellectual Property as of the Event of Default satisfies the foregoing requirement) (it being further understood and agreed that, without limiting any other rights and remedies of the Collateral Agent under this Agreement, any other Loan Document or applicable Law, nothing in the foregoing license grant shall be construed as granting the Collateral Agent rights in and to such Intellectual Property above and beyond (x) the rights to such Intellectual Property that each Grantor is entitled under applicable law or contract and (y) in the case of Intellectual Property that is licensed to any such Grantor by a third party, the extent to which such Grantor has the right to grant a sublicense to such Intellectual Property hereunder). For the avoidance of doubt, the use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only during the continuance of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may also exercise the rights afforded under Section 4.01 of this Agreement with respect to Intellectual Property contained in the Article 9 Collateral.

SECTION 4.04 Effect of Securities Laws. Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the applicable issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

SECTION 4.05 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and, to the extent set forth herein and in the other Loan Documents, the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

ARTICLE V

Subordination

SECTION 5.01 Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors to indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to (and each Grantor hereby agrees that it will not exercise such rights) until the payment in full in cash of all Obligations (other than (i) contingent obligations as to which no claim has been asserted and (ii) Letters of Credit which have been backstopped or Cash Collateralized in accordance with the terms of the Credit Agreement). No failure on the part of the Borrower or any other Grantor to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the Obligations of such Grantor hereunder.

(b) Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after prior written notice from the Collateral Agent, all Indebtedness owed to it by any other Grantor shall be fully subordinated to the payment in full in cash of the Obligations (other than (i) contingent obligations as to which no claim has been asserted and (ii) Letters of Credit which have been backstopped or Cash Collateralized in accordance with the terms of the Credit Agreement).

ARTICLE VI

Miscellaneous

SECTION 6.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to the Borrower or any other Grantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 6.02 Waivers; Amendment.

(a) No failure or delay by any Secured Party in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Secured Parties herein provided, and provided under each other Loan Document, are cumulative and are not exclusive of any rights, remedies, powers and privileges provided by Law. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit or the provision of services under Treasury Services Agreements or Secured Hedge Agreements shall not be construed as a waiver of any Default or Event of Default, regardless of whether any Secured Party may have had notice or knowledge of such Default or Event of Default at the time.

(b) Subject to the terms of any Intercreditor Agreement, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to the Collateral and Guarantee Requirement and any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 6.03 Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its reasonable and documented out-of-pocket expenses incurred hereunder and indemnity for its actions in connection herewith as provided in Sections 10.04 and 10.05 of the Credit Agreement.

(b) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within thirty (30) Business Days of written demand therefor (including documentation reasonably supporting such request).

SECTION 6.04 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

SECTION 6.05 Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors hereunder and in any other document delivered pursuant hereto or in connection herewith (including the Loan Documents) shall survive the execution and delivery hereof and thereof, the making of any Loans and issuances of any Letters of Credit and the provision of services under Treasury Services Agreements or Secured Hedge Agreements, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or Event of Default at the time of any Credit Extension and the provision of services under Treasury Services Agreements or Secured Hedge Agreements, and shall continue in full force and effect as long as this Agreement has not been terminated or released pursuant to Section 6.11 below.

SECTION 6.06 Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when this Agreement shall have been executed and delivered by such Grantor and the Collateral Agent and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and each other Secured Party and their respective permitted successors and assigns, in each case in accordance with Section 10.07 of the Credit Agreement (if applicable), except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein without the prior written consent of the Collateral Agent except as permitted by the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, restated, amended and restated, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 6.07 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.08 Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process.

(a) The terms of Sections 10.15 and 10.16 of the Credit Agreement with respect to governing law, submission of jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

(b) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

SECTION 6.09 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.10 Security Interest Absolute. To the extent permitted by Law, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense (other than defense of payment or performance) available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 6.11 Termination, Release or Subordination.

(a) This Agreement (other than with respect to provisions hereof that expressly survive termination), the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations and any Liens arising therefrom shall be automatically released upon the termination of the Aggregate Commitments, the payment in full of all Secured Obligations (other than Cash Management Obligations, obligations not yet due and payable in respect of Secured Hedge Agreements and contingent obligations not yet due) and the expiration or termination of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized or as to which other arrangements reasonably satisfactory to the Collateral Agent and the relevant L/C Issuers shall have been made).

(b) A Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest and any Liens granted herein to the Collateral Agent in the Collateral of such Subsidiary Party shall be automatically released as and when such Subsidiary Party is released from its Guaranty pursuant to Section 9.10(d) of the Credit Agreement.

(c) Upon any sale or transfer by any Grantor of any Collateral that is permitted under the Credit Agreement (other than a sale or transfer to another Loan Party), or upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 10.01 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d) The Security Interest granted hereby in any Collateral shall be subordinated to another Lien permitted by Section 7.01 of the Credit Agreement, in accordance with the terms of Section 9.10(c) of the Credit Agreement, either (i) upon written election by the Collateral Agent to subordinate such security interest or (ii) in respect of Liens permitted by Sections 7.01(u) of the Credit Agreement to the extent and for so long as the contract or other agreement in which such Lien is granted validly prohibits the creation of any other Lien on such assets that is not subordinated.

(e) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 6.11, the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release and shall promptly perform such other actions reasonably requested by such Grantor to effect such release, including delivery of certificates, securities and instruments. Any execution and delivery of documents pursuant to this Section 6.11 shall be without recourse to or warranty by the Collateral Agent.

SECTION 6.12 Additional Grantors. Pursuant to Section 6.11 of the Credit Agreement, certain additional Restricted Subsidiaries of the Grantors may be required to enter in this Agreement as Grantors. Upon execution and delivery by the Collateral Agent and a Restricted Subsidiary of a Security Agreement Supplement, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder, except to the extent obtained on or prior to such date and in full force and effect on such date. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 6.13 Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after the occurrence and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, after the occurrence and during the continuance of an Event of Default and, to the extent reasonably practicable, notice by the Collateral Agent to the applicable Grantor of the Collateral Agent’s intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) upon prior written notice to the Borrower, to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at Law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) upon prior written notice to the

Borrower, to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; (h) upon prior written notice to the Borrower, to otherwise communicate with any Account Debtor; (i) to make, settle and adjust claims in respect of Collateral under policies of insurance, endorse the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance; (j) to make all determinations and decisions with respect to policies of insurance; (k) to obtain or maintain the policies of insurance required by Section 6.07 of the Credit Agreement or to pay any premium in whole or in part relating thereto; and (l) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things the Collateral Agent may reasonably deem necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith, willful misconduct, or material breach of this Agreement or that of any of their Affiliates, directors, officers, employees, partners, advisors, counsel, agents, attorneys-in-fact or other representatives, in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction. All sums disbursed by the Collateral Agent in connection with this Section 6.13 shall be payable to the extent provided by the terms of Section 10.04 of the Credit Agreement.

SECTION 6.14 General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

SECTION 6.15 Reasonable Care. The Collateral Agent is required to use reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Collateral Agent shall be deemed to have used reasonable care in the custody and preservation of any of the Collateral, if such Collateral is accorded treatment substantially similar to that which the Collateral Agent accords its own property.

SECTION 6.16 Delegation; Limitation. The Collateral Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or willful misconduct.

SECTION 6.17 Reinstatement. The obligations of the Grantors under this Agreement, and the security interest granted hereby, shall in each case be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or other Loan Party in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

SECTION 6.18 Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Liens and the Security Interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, will be subject in all respects to the provisions of any Intercreditor Agreement (including the Closing Date Intercreditor Agreement). In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement (including the Closing Date Intercreditor Agreement), the terms of such Intercreditor Agreement shall govern and control.

SECTION 6.19 Miscellaneous. The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received a notice of Event of Default or a notice from the Grantor or the Secured Parties to the Collateral Agent in its capacity as Collateral Agent indicating that an Event of Default has occurred.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

AVANTOR, INC.,
as a Grantor

By:	/s/ Mark Armstrong
Name: Mark Armstrong
Title: Chief Financial Officer and Treasurer

VAIL HOLDCO SUB LLC,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: President and Corporate Controller

AMRESCO, LLC,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President

EPL PATHOLOGY ARCHIVES, LLC,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President

INTEGRA COMPANIES, LLC,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President

[Signature Page to Security Agreement]

PAW BIOSCIENCE PRODUCTS, LLC,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President

RELIABLE BIOPHARMACEUTICAL, LLC,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President

STI COMPONENTS, LLC,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President

TEK PRODUCTS, LLC,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President

THERAPAK, LLC,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President

[Signature Page to Security Agreement]

VWR CHEMICALS, LLC,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President

AVANTOR PERFORMANCE MATERIALS, LLC,
as a Grantor

By:	/s/ Mark Armstrong
Name: Mark Armstrong
Title: Chief Financial Officer and Treasurer

AVANTOR TOPCO SUB L.P.,
as a Grantor

By:	/s/ Mark Armstrong
Name: Mark Armstrong
Title: Chief Financial Officer and Treasurer

MEDISIL COMPANY LLC,
as a Grantor

By:	/s/ Mark Armstrong
Name: Mark Armstrong
Title: Chief Financial Officer and Treasurer

MOREHOUSE-COWLES, LLC,
as a Grantor

By:	/s/ Mark Armstrong
Name: Mark Armstrong
Title: Chief Financial Officer and Treasurer

[Signature Page to Security Agreement]

NUSIL INVESTMENTS LLC,
as a Grantor

By:	/s/ Mark Armstrong
Name: Mark Armstrong
Title: Chief Financial Officer and Treasurer

NUSIL TECHNOLOGY LLC,
as a Grantor

By:	/s/ Mark Armstrong
Name: Mark Armstrong
Title: Chief Financial Officer and Treasurer

SITECH NUSIL, LLC,
as a Grantor

By:	/s/ Mark Armstrong
Name: Mark Armstrong
Title: Chief Financial Officer and Treasurer

TRELYST LLC,
as a Grantor

By:	/s/ Mark Armstrong
Name: Mark Armstrong
Title: Chief Financial Officer and Treasurer

VWR CORPORATION,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President and Corporate Controller

[Signature Page to Security Agreement]

VWR FUNDING, INC.,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President and Corporate Controller

VWR INTERNATIONAL, LLC,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President and Corporate Controller

VWR GLOBAL HOLDINGS, INC.,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: President

APPLIED SILICONE COMPANY LLC,
as a Grantor

By:	/s/ Joseph Braun
Name: Joseph Braun
Title: Chief Legal Officer and Secretary

AVANTOR INTERMEDIATE HOLDINGS LLC,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: President and Corporate Controller

[Signature Page to Security Agreement]

AVANTOR PERFORMANCE MATERIALS INTERNATIONAL, LLC,
as a Grantor

By:	/s/ Mark Armstrong
Name: Mark Armstrong
Title: President, Chief Financial Officer and Treasurer

PURITAN PRODUCTS, INC.,
as a Grantor

By:	/s/ Mark Armstrong
Name: Mark Armstrong
Title: President, Chief Financial Officer and Treasurer

VWR MANAGEMENT SERVICES LLC,
as a Grantor

By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President and Corporate Controller of VWR International LLC, its sole member

NUSIL ACQUISITION CORP.,
as a Grantor

By:	/s/ Mark Armstrong
Name: Mark Armstrong
Title: Chief Financial Officer and Treasurer

[Signature Page to Security Agreement]

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:	/s/ Charles D. Johnston
Name: Charles D. Johnston
Title: Authorized Signatory

[Signature Page to Security Agreement]